Other Exhibit




                               POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Mark N. Jacobs and Robert I. Frenkel, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                    The Dreyfus Fund Incorporated
                                    _______________________________________
                                    March 31, 1994.

_________________________________
Paul D. Wolfowitz




                                                                 Other Exhibit




                               POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Mark N. Jacobs and Robert I. Frenkel, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                    The Dreyfus Fund Incorporated
                                    _______________________________________
                                    March 31, 1994.

_________________________________
David W. Burke